Exhibit 99.1

UNITED STATES DEPARTMENT OF JUSTICE OFFICE OF THE UNITED STATES TRUSTEE SOUTHERN DISTRICT OF CALIFORNIA

In Re:		CHAPTER 11 (BUSINESS)

IMAGENETIX, INC.,		CASE NO. ___ 12-16423 MM11
OPERATING REPORT NO. 10
	Debtor(s).	FOR THE MONTH ENDING:
9/30/2013

I. CASH RECEIPTS AND DISBURSEMENTS

A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS		$1,110,634.33

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL ACCOUNT REPORTS		$1,047,815.90

3. BEGINNING BALANCE		$62,818.43

4. RECEIPTS DURING CURRENT PERIOD:

ACCOUNTS RECEIVABLE - PRE-FILING	$-
ACCOUNTS RECEIVABLE - POST-FILING	$164,113.60
GENERAL SALES	$-
OTHER (SPECIFY) Customer deposits on future sales	$-
OTHER ** (SPECIFY) Insurance refunds	$4,302.90

TOTAL RECEIPTS THIS PERIOD:		$168,416.50
5. BALANCE:		$231,234.93

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD

TRANSFERS TO OTHER DIP ACCOUNTS	$-
DISBURSEMENTS	$106,805.57
TOTAL DISBURSEMENTS THIS PERIOD***:		$106,805.57

7. ENDING BALANCE:		$124,429.36

8. GENERAL ACCOUNT NUMBER ____xxxxxx8451__________________________

DEPOSITORY NAME AND LOCATION _California Bank & Trust, 16796 Bernardo Center Dr.,

_______________________________________San Diego, CA 92128_______________________________________

*	All receipts must be deposited into the general account.
**	Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold, to whom, terms, and date of Court Order or Report of Sale.

***	This amount should be the same as the total from page 2.

IX. BALANCE SHEET

(ACCRUAL BASIS ONLY)

	Current Month End

ASSETS
Current Assets:
Unrestricted Cash	$124,729.36
Restricted Cash	____________
Accounts Receivable	$362,302.48
Inventory	$82,976.88
Notes Receivable	____________
Prepaid Expenses	____________
Other (Itemize)	____________
Total Current Assets		$570,008.72

Property, Plant, and Equipment	$254,873.45
Accumulated Depreciation/Depletion	$(251,815.67)
Net Property, Plan, and Equipment		$3,057.78

Other Assets (Net of Amortization):
Due from Insiders	____________
Other (Itemized) See page 12 disclosure attached	$54,059.90
Total Other Assets		$54,059.90

TOTAL ASSETS		$627,126.40

LIABILITIES
Post-Petition Liabilities:
Accounts Payable	$109,786.13
Taxes Payable	____________
Notes Payable	____________
Professional Fees	$191,020.40
Secured Debt
Other (Itemized) See page 12 disclosure attached	$93,516.37
Total Post-Petition Liabilities		$394,322.90

Pre-Petition Liabilities:
Secured Liabilities	$4,114,134.23
Priority Liabilities	$1,895.00
Unsecured Liabilities	$949,628.01
Other (Itemized) See page 12 disclosure attached	$21,039.60
Total Pre-Petition Liabilities		$5,086,696.84

TOTAL LIABILITIES		$5,481,019.74

EQUITY:
Pre-Petition Owners' Equity	$(5,337,578.31)
Post-Petition Profit/(Loss)	$483,684.97
Direct Charges to Equity	____________

TOTAL EQUITY		$(4,853,893.34)

TOTAL LIABILITIES & EQUITY		$627,126.40

IX. PROFIT AND LOSS STATEMENT

(ACCRUAL BASIS ONLY)

	Current Month	Cumulative Post-Petition
Sales/Revenue:
Gross Sales/Revenue	$305,169.60	$2,023,172.96
Less: Returns/Discounts	(____________ )	(____________ )
Net Sales/Revenue	$305,169.60	$2,023,172.96

Cost of Goods Sold:
Beginning Inventory at cost	$72,372.69	$22,488.00
Purchases	$58,986.83	$429,279.63
Less: Ending Inventory at cost	$(82,976.88)	$(82,976.88)
Cost of Goods Sold (COGS)	$48,382.64	$368,790.75

Gross Profit	$256,786.96	$1,654,382.21

Other Operating Income (Itemize)	____________	____________

Operating Expenses:
Payroll - Insiders	$32,835.99	$288,662.59
Payroll - Other Employees	$14,635.92	$140,409.92
Payroll Taxes	$2,772.24	$33,384.67
Other Taxes (Itemize)	____________	____________
Depreciation and Amortization	$1,436.40	$28,904.11
Rent Expense - Real Property	$9,645.40	$86,808.60
Lease Expense - Personal Property	____________	____________
Insurance	$176.54	$45,063.56
Real Property Taxes	$-	$2,178.97
Telephone and Utilities	$2,364.56	$29,853.58
Repairs and Maintenance	____________	____________
Travel and Entertainment (Itemize) business meals and parking	$573.37	$5,245.02
Miscellaneous Operating Expenses (Itemize) see attached	$8,398.70	$84,822.47
Total Operating Expenses	$(72,839.12)	$(745,333.49)

Net Gain/(Loss) from Operations	$183,947.84	$909,048.72

Non-Operating Income:
Interest Income	____________	____________
Net Gain on Sale of Assets (Itemize)	____________	____________
Other (Itemize)	$-	$42,899.00
Total Non-Operating Income	$-	$42,899.00

Non-Operating Expense:
Interest Expense	$4,476.88	$42,963.83
Legal and Professional (Itemize)	$32,477.96	$425,298.92
Other (Itemize)	____________	____________
Total Non-Operating Expenses	$(36,954.84)	$(468,262.75)

NET INCOME/(LOSS)	$146,993.00	$483,684.97